Exhibit 10.45

MASTER REAFFIRMATION AGREEMENT

     THIS MASTER REAFFIRMATION AGREEMENT (this “Reaffirmation”) is made and dated as of the 8th day of July, 2005, by and among each of the undersigned Existing Guarantors and Existing Foreign Subsidiaries (as such terms and all other capitalized terms used herein are defined in the Credit Agreement referred to below), DOLLAR FINANCIAL GROUP, INC. (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent to the Lenders from time to time party to the Credit Agreement (in such capacity, the “Administrative Agent”).

RECITALS

     A. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 13, 2003, by and among the Company, Dollar Financial Corp. (the “Parent”), the Administrative Agent, the lenders currently party thereto (the “Existing Lenders”), and others (as amended to date, the “Existing Credit Agreement”), the Existing Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     B. Pursuant to the Existing Credit Agreement: (1) each of the Existing Guarantors was required to execute and deliver to the Administrative Agent a Guaranty, a Guarantor Security Agreement, and a Guarantor Subordination Agreement, and (2) each of the Existing Foreign Subsidiaries was required to execute and deliver to the Administrative Agent a Foreign Subsidiary Subordination Agreement.

     C. The Company, the Administrative Agent, and a group of lenders consisting of certain of the Existing Lenders together with certain new lenders (collectively, the “Current Lenders”) have agreed to amend the Existing Credit Agreement in certain respects and, for convenience of reference, to restate the Existing Credit Agreement in its entirety as set forth in that certain Third Amended and Restated Credit Agreement dated concurrently herewith by and among the Company, the Parent, the Current Lenders, the Administrative Agent, U.S. Bank National Association, as Syndication Agent, and Manufacturers and Traders Trust Company, as Documentation Agent (as amended, extended, and replaced from time to time, the “Credit Agreement”).

     D. As a condition precedent to the agreement of the Administrative Agent and the Current Lenders to enter into the Credit Agreement and to extend credit to the Company thereunder: (1) each Existing Guarantor is required to reaffirm the continuing effectiveness of the Guaranty and Guarantor Security Agreement executed by such Existing Guarantor following the Effective Date, (2) the Company and each Existing Guarantor are required to reaffirm the continuing effectiveness of the Guarantor Subordination Agreement executed by the Company and such Existing Guarantor following the Effective Date, and (3) the Company and each Existing Foreign Subsidiary are required to reaffirm the continuing effectiveness of the Foreign Subsidiary Subordination Agreement executed by the Company and such Existing Foreign Subsidiary following the Effective Date, all on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

     1. Reaffirmation.

          (a) Each of the Existing Guarantors and the Company hereby affirm and agree that the execution and delivery by the Company of the Credit Amendment and the performance by the Company of its Obligations under the Credit Agreement shall not in any way amend, impair, invalidate or otherwise affect: (1) any of the obligations of such Existing Guarantor or the rights of the Administrative Agent and the Lenders under the Guaranty of such Existing Guarantor, (2) any of the obligations of such Existing Guarantor or the rights of the Administrative Agent and the Lenders under the Guarantor Security Agreement of such Existing Guarantor, (3) any of the obligations of such Existing Guarantor or the Company or the rights of the Administrative Agent and the Lenders under the Guarantor Subordination Agreement of such Existing Guarantor, or (4) any of the obligations of such Existing Guarantor or the Company or the rights of the Administrative Agent and the Lenders under any other document or instrument made or given by the Existing Guarantor or the Company in connection with any of the foregoing;

          (b) Each of the Existing Foreign Subsidiaries and the Company hereby affirm and agree that the execution and delivery by the Company of the Credit Amendment and the performance by the Company of its Obligations under the Credit Agreement shall not in any way amend, impair, invalidate or otherwise affect: (1) any of the obligations of such Existing Foreign Subsidiary or the Company or the rights of the Administrative Agent and the Lenders under the Foreign Subsidiary Subordination Agreement of such Existing Foreign Subsidiary, or (2) any of the obligations of such Existing Foreign Subsidiary or the rights of the Administrative Agent and the Lenders under any other document or instrument made or given by the Existing Foreign Subsidiary in connection with the foregoing;

          (c) Each of the Existing Guarantors hereby affirms and agrees that the terms: (1) “Guaranteed Obligations” as used in the Guaranty of such Existing Guarantor, (2) “Guarantor Obligations” as used in the Guarantor Security Agreement of such Existing Guarantor, and (3) “Senior Obligations” as used in the Guarantor Subordination Agreement of such Existing Guarantor include, without limitation, the Obligations of the Company under the Credit Agreement;

          (d) Each of the Existing Foreign Subsidiaries hereby affirms and agrees that the term “Senior Obligations’’ as used in the Foreign Subsidiary Subordination Agreement of such Existing Foreign Subsidiary include, without limitation, the Obligations of the Company under the Credit Agreement;

          (e) Each of the Existing Guarantors hereby affirms and agrees that its Guaranty remains in full force and effect and constitutes an absolute and unconditional guaranty of the Obligations of the Company, enforceable in accordance with its terms;

          (f) Each of the Existing Guarantors hereby affirms and agrees that its Guarantor Security Agreement remains in full force and effect and grants to the Administrative Agent a Lien in the “Guarantor Collateral” referred to therein as collateral security for the “Guarantor Obligations” (as defined therein), enforceable in accordance with its terms;

          (g) Each of the Existing Guarantors and the Company hereby affirm and agree that the Guarantor Subordination Agreement of such Existing Guarantor remains in full force and effect and the “Claims” defined therein remain subordinate to the Senior Obligations, including, without limitation, the “Obligations” under the Credit Agreement, on the terms and subject to the conditions set forth therein; and

          (h) Each of the Existing Foreign Subsidiaries and the Company hereby affirm and agree that the Foreign Subsidiary Subordination Agreement of such Foreign Subsidiary remains in full force and effect and the “Claims” defined therein remain subordinate to the Senior Obligations, including, without limitation, the “Obligations” under the Credit Agreement, on the terms and subject to the conditions set forth therein

     2. Counterparts. This Reaffirmation may be executed in counterparts, all of which taken together shall constitute one and the same agreement.

     3. Representations and Warranties. Each of the Existing Guarantors, the Existing Foreign Subsidiaries and the Company hereby represents and warrants to the Administrative Agent and the Lenders that:

          (a) Such Person has the corporate power and authority and the legal right to execute, deliver and perform this Reaffirmation and has taken all necessary corporate action to authorize the execution, delivery and performance of it;

          (h) This Reaffirmation has been duly executed and delivered on behalf of such Person and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity; and

          (c) No consent, approval, authorization of, or registration, declaration or filing with any Governmental Authority is required on the part of such Person in connection with the execution and delivery of this Reaffirmation or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

     4. Governing Law. Notwithstanding anything contained in any of the Guaranties, the Guarantor Security Agreements, the Guarantor Subordination Agreements, or the Foreign Subsidiary Subordination Agreements to which they are a party, each of the parties hereto agree that as of the date of this Reaffirmation and at all times thereafter, each of the Guaranties, the Guarantor Security Agreements, the Guarantor Subordination Agreements, the Foreign Subsidiary Subordination Agreements, and this Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its choice of law rules, and that any specific reference in any of the Guaranties, the Guarantor Security Agreements, the Guarantor Subordination Agreements, or the Foreign Subsidiary Subordination Agreements to any provision of the laws of any other jurisdiction shall hereinafter be deemed to be a reference to the analogous provision of the laws of the State of New York, if any.

[Signature pages following]

     IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Alex Y. Kim

Name:	Alex Y. Kim
Title:	Vice President

DOLLAR FINANCIAL GROUP, INC.

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	President

ACKNOWLEDGED AND AGREED TO BY EACH OF THE EXISTING GUARANTORS:

ANY KIND CHECK CASHING CENTERS, INC.
CASH UNLIMITED OF ARIZONA, INC.
CHECK MART OF LOUISIANA, INC.
CHECK MART OF NEW MEXICO, INC.
CHECK MART OF PENNSYLVANIA, INC.
CHECK MART OF TEXAS, INC.
CHECK MART OF WISCONSIN, INC.
DFG CANADA, INC.
DFG INTERNATIONAL, INC.
DFG WORLD, INC.
DOLLAR FINANCIAL CORP.
DOLLAR FINANCIAL INSURANCE CORP.
FINANCIAL EXCHANGE COMPANY OF OHIO, INC.
FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.
FINANCIAL EXCHANGE COMPANY OF PITTSBURGH, INC.
FINANCIAL EXCHANGE COMPANY OF VIRGINIA, INC.
LOAN MART OF OKLAHOMA, INC.
MONETARY MANAGEMENT CORPORATION OF PENNSYLVANIA
MONETARY MANAGEMENT OF CALIFORNIA, INC.
MONETARY MANAGEMENT OF MARYLAND, INC.
MONETARY MANAGEMENT OF NEW YORK, INC.
MONEYMART, INC.
MONEY MART EXPRESS, INC.
PACIFIC RING ENTERPRISES, INC.
PD RECOVERY, INC., f/k/a QTV Holdings, Inc.

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	President

WE THE PEOPLE USA, INC., f/k/a WTP Acquisition Corp.

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	Executive Vice President

ACKNOWLEDGED AND AGREED TO BY EACH OF THE EXISTING FOREIGN SUBSIDIARIES:

A.E. OSBORNE & SONS LIMITED
CASH A CHEQUE (GB) LIMITED
CASH A CHEQUE GREAT BRITAIN LIMITED
CASH A CHEQUE HOLDINGS GREAT BRITAIN LIMITED
CASH A CHEQUE (SOUTH) LIMITED
CASH CENTRES CORPORATION LIMITED
CASH CENTRES INTERNATIONAL LIMITED
CASH CENTRES LIMITED
CASH CENTRES RETAIL LIMITED
CASH CENTRES SCOTLAND LIMITED
C.C. FINANCIAL SERVICES LIMITED
COUNTY REGISTERS LIMITED
DOLLAR FINANCIAL UK LIMITED
FASTCASH LIMITED
INSTANT CASH LOANS LIMITED
LOMBARD GUILDHOUSE LIMITED
LONDON CASH EXCHANGE LIMITED

By:	/s/ Paul Mildenstein

Name:	Paul Mildenstein
Title:	Managing Director

By:	/s/ Donald Gayhardt

Name:	Donald Gayhardt
Title:	Director

NATIONAL MONEY MART COMPANY T.L.T. HOLDCO, INC.

By:	/s/ Syd Franchuk

Name:	Syd Franchuk
Title:	President, Secretary and Treasurer

OTTAWA WELLINGTON PARTNERSHIP

By:	NATIONAL MONEY MART COMPANY, its General Partner

	By:	/s/ Syd Franchuk

	Name:	Syd Franchuk
	Its:	President, Secretary and Treasurer